Exhibit 99.1 NASDAQ: CRGX ENGINEERING NEXT GENERATION CAR T-CELL THERAPIES TO DELIVER MORE CURES J.P. MORGAN HEALTHCARE CONFERENCE 2024

FORWARD-LOOKING STATEMENTS/Disclaimers ⚫ This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include the words “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “project”, “will”, “may”, “targeting” and similar expressions as well as statements other than statements of historical facts including, without limitation, those regarding business strategy, plans, estimated milestones and objectives of the management of the Company. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, econo and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing CRG-022 or CRG-023, future results from the Company's ongoing and planned clinical trials, the Company's ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, the legal and regulatory framework for the industry and future expenditures. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in the presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. These and other risks are described more fully in CARGO’s filings with the Securities and Exchange Commission (SEC) including its Registration Statement on Form S-1 filed with the SEC on October 10, 2023 (and as subsequently amended) or in other documents CARGO subsequently files with or furnishes to the SEC. CARGO undertakes no duty or obligation to update any forward-looking statements as a result of new information, future events or changes in its expectations. ⚫ Information in this presentation (including market data and statistical information) has been obtained from various sources (including third-party sources) and the Company does not guarantee the accuracy or completeness of such information. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among many alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance, and you are cautioned not to give undue weight to them. ⚫ This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic use for which such product candidates are being studied. ⚫ The Phase 1 clinical trial for CRG-022 referenced herein was conducted by Stanford using their formulation of CRG-022. The Company has made additional process and analytical improvements to the Stanford process to create the intended commercial manufacturing process for CRG-022 in an effort to improve manufacturing yields and efficiency. 2

CARGO – developing potentially curative cell therapies

Transformative and growing CAR T market	• Autologous CAR T revenue in DLBCL is **estimated to reach $3.3B by 2030** • **Patient access is broadening** as more treatment centers offer CAR T
Significant unmet need post CD19 CAR T	• **CRG-022 may address the ~60% of LBCL patients who do not achieve a durable response** with CD19 CAR T-cell therapy[1] • **By 2030, ~7,600 patients expected to need treatment** post CD19 CAR T-cell therapy in US/EU4/UK alone[2]
CRG-022: targeting CD22, potentially pivotal stage	• Positive Phase 1 results in CD19 CAR T R/R LBCL **– 53% CR rate with impressive durability and safety** • **120+ patients dosed** across multiple clinical trials and CRG-022 was **generally well-tolerated** • **Initiated potentially pivotal Phase 2 clinical trial; multiple patients dosed with successful manufacturing to date,** leveraging our intended commercial and readily transferable manufacturing process • Stanford was granted **Breakthrough Therapy Designation** by FDA
Platform technologies and tri-specific program	• Leveraging **proprietary cell engineering platform technologies** to develop a **pipeline of programs** that incorporate multiple transgene therapeutic "cargo" designed to address mechanisms of resistance • **CRG-023**, an IND-enabling stage **tri-specific targeting CD19, CD20 and CD22**, incorporates first platform, which integrates a novel **CD2 costimulatory domain** to counter downregulation of CD58
World class team and well capitalized	• Co-founded in 2021 by **globally recognized pioneers and leaders in oncology and cell therapy** • **Seasoned, strong leadership team** with deep cell therapy and oncology experience • November 2023 IPO **raised approximately $320M gross proceeds**, NASDAQ ticker: CRGX

Source: Yi-Jiun Su, et al. ASH 2023, Nov'2023 data cutoff
Source: Five-year follow-up of ZUMA-1 trial; [1] N Engl J. Med 2017;377:2531-44 DOI: 10.1056/NEJMoa1707447; [2] Clarivate Disease and Landscape Forecasting (NHL, CLL) 2023; US/EU4/UK and CARGO company analysis

CARGO THERAPEUTICS
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Pipeline of transformative CAR T-cell therapies to deliver cures - addressing mechanisms of resistance

Resistance mechanism	Solutions
Antigen escape (e.g., CD19)	Target Alt Antigen or Multi-specific CAR designs
Loss of costimulation (e.g., CD58)	CAR-Engineered, CD2 technology
Immune rejection of product	Human binders
Tumor burden, loss of functional persistence	Design, lead selection and MFG

Potentially pivotal Phase 2 topline data for lead product candidate CRG-022 expected in 2025

			Stage of Development					
Program	Target(s)	Indication(s)	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Commercial rights
CRG-022 *(CAR T)*	CD22	R/R LBCL - post CD19 CAR T						CARGO THERAPEUTICS
		LBCL - CAR T naïve[1]						
		Pediatric B-ALL						
CRG-023 *(tri-specific CAR T with CD2 co-stimulation)*	CD19 CD20 CD22	B-cell malignancies						CARGO THERAPEUTICS

[1] Based on data from the Phase 1 clinical trial conducted by Stanford and our ongoing Phase 2 clinical trial in R/R LBCL - post CD19 CAR T, we intend to discuss with the FDA initiation of a Phase 2 program in LBCL - CAR T naive without completing earlier clinical trials in LBCL - CAR T naive patients

CARGO THERAPEUTICS
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CD19 CAR T-cell therapy: transformative and growing Projected Autologous CAR T Revenue in DLBCL ⚫ Autologous CD19 CAR T-cell 3.5 $3.3B therapies to potentially become Standard of Care for relapsed / 3 refractory Large B-Cell Lymphoma (R/R LBCL) 2.5 ⚫ Recent approvals in earlier lines of therapy and additional 2 geographies anticipated to continue to fuel growth 1.5 $1.3B ⚫ Patient access broadening as more treatment centers offer CAR T and 1 manufacturing challenges are addressed 0.5 0 2022 2026 2030 (projected) (projected) Source: Clarivate Disease and Landscape Forecasting (NHL, CLL) 2022; US/EU4/UK 5 Revenue ($B)

CRG-022 could address a significant and growing unmet need for patients whose disease is R/R to CD19 CAR T-cell therapy 100 ⚫ ~60% of LBCL patients were observed to not achieve a 80 durable response with CD19 (1) CAR T-cell therapy ⚫ High unmet need with no 60 standard of care for post CD19 CAR T patients and poor survival outcomes 40 ⚫ By 2030, approximately 7,600 patients expected to need treatment post CD19 CAR T-cell 20 (2) therapy in US/EU4/UK alone Median PFS (95% CI), months 5.9 (3.3 – 15.0) 0 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Months (1) (2) Source: Five-year follow-up of ZUMA-1 trial; N Engl J. Med 2017;377:2531-44 DOI: 10.1056/NEJMoa1707447; Clarivate Disease and Landscape Forecasting (NHL, CLL) 2023; US/EU4/UK and CARGO company analysis 6 Progression-free survival (%)

CRG-022

Phase 1 design: Stanford study of CRG-022 CAR T in R/R LBCL

- CD19 CAR T Relapsed/ Refractory LBCL

- **DL1**: 1 × 10^6 CD22 CAR+ cells/kg
- **DL2**: 3 × 10^6 CD22 CAR+ cells/kg


Key eligibility criteria
Conditioning chemotherapy
CRG-022 dose
Follow-up period

- Fludarabine 30 mg/m² IV
  +
  Cyclophosphamide 500 mg/m² IV
- Days -5, -4, -3

- Initial response assessment: Day +28
- Subsequent assessments at Day 90 then every 3 months

Baseline Characteristics of Treated Patients (N=38)

- 97% progressed after prior CD19 CAR T
- Median age 65 years old
- Median 4 prior lines of therapy
- 76% had DLBCL; 16% double-hit status
- 84% had elevated lactate dehydrogenase (high tumor burden)

Primary Endpoints

- Safety and toxicity (TEAEs)
- Recommended Phase 2 dose
- Manufacturing feasibility

Key Secondary Endpoints

- ORR* (investigator-assessed)
- DOR/PFS/OS
- Pharmacokinetics

Abbreviations: **CAR19** = anti-CD19 CAR T-cell therapy; **R/R** = relapsed or refractory; **CRG-022** = anti-CD22 CAR T-cell therapy; **DL** = dose level; **RP2D** = recommended phase 2 dose; **TEAE** = treatment-emergent adverse events; **ORR** = overall response rate; **DOR** = duration of response; **PFS** = progression free survival; **OS** = overall survival; **ULN** = upper limit of normal;
Note: Response was classified according to Lugano criteria for LBCL
Source: Cheson BD, et al. J Clin Oncol. 2014; 32(27):3059-67; Lee DW, et al. Biol Blood Marrow Transplant. 2019; 25(4):625-38; Frank MJ et al. EHA 2023

CARGO THERAPEUTICS
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Phase 1 results: CRG-022 demonstrated potential to be an effective therapy for LBCL patients whose disease is R/R to CD19 CAR T-cell therapy Progression free survival (PFS) Overall survival (OS) Key Takeaways • CR rate: 53% • ORR rate: 68% • CRs typically durable with only 4 of 20 pts who achieved a CR have relapsed LBCL DL1 (n=29) DL2 (n=9) Total (n=38)• Manufacturing success rate: 95% • Dose Level 1 Median follow up, months [range] 27.3 [12.0 – 48.9] 39.8 [35.1 – 43.9] 28.9 [12.0 – 48.9] • 1 million CAR+ cells/kg Overall Response Rate (ORR)*, n (%) 19 (66%) 7 (78%) 26 (68%) • Dose Level 2 CR rate 15 (52%) 5 (56%) 20 (53%) • 3 million CAR+ cells/kg 1 12-mon duration of CR 11/15 (73%) 4/5 (80%) 15/20 (75%) Median OS, months [95% CI] NR (8.4 – NR) 14.1 (1.2 – NR) 14.1 (8.4 – NR) Source: Stanford Phase 1 data presentation at ASH Investigator meeting; Yi-Jiun Su, et al. ASH 2023; Nov’2023 data cutoff Five patients who died of non-relapse causes were in CR at the time of death; 2 of 5 patients were in Dose Level 1 and 3 of 5 patients were in Dose Level 2. 1) 2 patients relapsed. 3 patients died (1 related, 2 unrelated); NR: Not reached 9

Phase 1 results: CRG-022 was generally well-tolerated DLBCL DLBCL Total Parameter Grade 3+ rates DL1 (n=29) DL2 (n=9) n=38 (3) Cytokine Release Syndrome, n (%) Approved CD19 CAR T-cell therapies IEC-HS incidence None 2 (7%) 0 (0%) 2 (5%) • DL1: 7% ZUMA-1 JULIET TRANSCEND Grade 1 13 (45%) 1 (11%) 14 (37%) • DL2: 33% (axi-cel) (tisagen) (liso-cel) • Total: 18% Grade 2 14 (48%) 7 (78%) 21 (55%) Grade ≥3 0 (0%) 1 (11%) 1 (3%) 13% 22% 2% Managed with anakinra and steroids Neurologic Events / ICANS, n (%) Real world incidence of None 26 (90%) 7 (78%) 33 (87%) carHLH with CD19 CARs: • Peds B-ALL: 14.8% Grade 1 2 (7%) 1 (11%) 3 (8%) • DLBCL: 6% Grade 2 1 (3%) 1 (11%) 2 (5%) Grade ≥3 0 (0%) 0 (0%) 0 (0%) 28% 12% 10% Abbreviations: IEC-HS = Immune effector cell HLH-like syndrome; carHLH = Chimeric Antigen Receptor T-Cell-Associated Hemophagocytic Lymphohistiocytosis (1) (2) (3) Source: Hines et al. 2021; Ahmed et al. 2020; Data reported from clinical studies for each approved therapy and not from head-to-head studies with CRG-022. Source: Stanford Phase 1 data analysis shared at ASH 2023 Investigator meeting 10

Potentially pivotal Phase 2 clinical trial of CRG-022 in R/R LBCL Currently enrolling Cohort 1 ⚫ Prior CD19 CAR T-cell therapy (n=81) Conditioning Endpoint chemotherapy Key eligibility criteria Cohort 2 ⚫ Fludarabine + Cyclophosphamide ⚫ R/R LBCL Primary endpoint ⚫ Nonconforming product ⚫ Target CRG-022 cell or dose ⚫ CD22 expression at any ⚫ ORR per PET/CT 6 dose: 1 x 10 CAR+ level cells/kg Cohort 3 ⚫ Prior Bispecific Abs (n=20) (including prior CD19 CAR T) Abbreviations: LBCL = large B-cell lymphoma; R/R = relapsed or refractory; PET/CT = positron emission tomography / computed tomography; ORR = overall response rate; 11

CRG-022: Differentiated CAR-mediated activity and commercially suitable manufacturing process

Design: Chimeric antigen receptor (CAR) has differentiated functional potential


T-CELL
CD22
m971
epitope
4-1BB
CD3
CD8
m971 VL
m971 VH
Signaling
TM
Spacer
Binding
(scFv)
Linker
(GGGGS)
Chimeric Antigen
Receptor (CAR)
LYMPHOMA
CANCER CELL

CD22
Unique Target to address CD19 antigen loss

Binder and costim domain
Beneficial antigen-independent signaling & enhanced persistence

Manufacturing: Address Commercial Suitability While Maintaining Product Comparability


Infusion
Apheresis collection
APH
Automated fill/finish &
cryopreservation
CART
Apheresis
(cryopreservation)
T cell enrichment
(optimized cell
seeding density)
Suspension-based lentiviral transduction
Optimized expansion

CARGO THERAPEUTICS

*Source: Ereno-Orbea J, et al (2021) J Biol Chem 297(2): 100966; Singh N, et al (2021) Nat Med 27(5):842
BioRender

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Pipeline & platform overview

CARGO’s pipeline: CRG-023, Tri-Specific CAR T targeting CD19, CD20, CD22 In Vivo, Mouse Xenograft Lymphoma Model • 3 distinct CARs. Each with unique co-stimulatory domains, including 1 CAR with novel CD2 co-stim • Expressed from 1 vector • New Hu scFv binders for CD19, 20. • 1000s of constructs screened Model: 14

Seasoned leadership team with significant oncology and cell therapy experience Gina Chapman Anup Radhakrishnan Ginna Laport, MD Shishir Gadam, PhD President & Chief Executive Officer Chief Financial Officer & Chief Medical Officer Chief Technical Officer Chief Business Officer Michael Ports, PhD Kari Leetch Halley Gilbert, JD Bethany Rogers Chief Scientific Officer Chief People Officer Chief Legal Officer SVP, Product Strategy & Commercialization 15

CARGO – focused on developing and delivering potentially curative cell therapies Strong financial position and significant value Key takeaways inflection points ⚫ Raised $320M in gross proceeds November 2023 ⚫ Impressive Phase 1 results of CRG-022 in CD19 CAR T R/R P LBCL following IPO ⚫ Initiation of Phase 2 for CRG-022 August 2023 ⚫ Currently enrolling potentially pivotal Phase 2 clinical trial, P with topline data expected in 2025 in LBCL R/R CD19 ⚫ Interim Phase 2 results for 2025 (expected) ⚫ Developed strong commercial and readily transferable manufacturing process for all clinical trials CRG-022 in LBCL R/R CD19 ⚫ Leveraging proprietary cell engineering platform technologies to develop a pipeline of programs ⚫ Seasoned, strong leadership team ⚫ Total cash at hand (as of 31 Dec 2023): $406M *Includes Series A Tranche 3 Note: As of May 3, 2023 data cutoff date 16

Thank you